EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in this registration statement on Form S-8 of our report dated May 27, 2004, on our audit of the consolidated financial statements of ZKID Network Company as of December 31, 2003 and for the year then ended.





/S/ DIROCCO AND DOMBROW
-----------------------------------
Certified Public Accountants



Fort Lauderdale, Florida
May 27, 2004

                                 EXHIBIT 23.1-1



                                  End of Filing